                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2001
                                                          --------------


                          Discover Card Master Trust I
                          ----------------------------
               (Exact name of registrant as specified in charter)



  Delaware                        0-23108                        51-0020270
  --------                        -------                        ----------
 (State of                      (Commission                     (IRS Employer
Organization)                   File Number)                 Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events

          On April 12, 2001, the registrant made available to investors a prospectus supplement, dated April 6, 2001, and prospectus, dated April 6, 2001, with respect to the issuance of $500,000,000 aggregate principal amount of Series 2001-4 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2001-4 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) ("Discover") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2001-4, to be dated as of April 17, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

          In connection with the issuance of Series 2001-4, Latham & Watkins, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated April 13, 2001, regarding the legality of the Series 2001-4 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2001-4 Floating Rate Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on April 17, 2001; and (ii) an opinion to Discover (as originator of the Trust), dated April 13, 2001, as to certain federal tax matters concerning the Series 2001-4 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2001-4 Floating Rate Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5, and the opinion as to certain tax matters is attached as
Exhibit 8.

Item 7. Exhibits

Exhibit No.      Description
-----------      -----------
Exhibit 5        Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2001-4.

Exhibit 23       Consent of Latham & Watkins (included in Exhibit 5).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Discover Card Master Trust I
                                                    (Registrant)

                                                    By: Discover Bank
                                                    (Originator of the Trust)



Date:  April 13, 2001                               By: /s/ Michael F. Rickert
                                                        ------------------------
                                                        Michael F. Rickert
                                                        Vice President, Chief
                                                        Accounting Officer and
                                                        Treasurer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.      Description
----------       -----------

Exhibit 5        Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2001-4.

Exhibit 23       Consent of Latham & Watkins (included in Exhibit 5).